SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  November 14, 2016

Strategic Environmental & Energy Resources, Inc.

(Exact Name of Registrant as Specified in Charter)

NEVADA	000-54987	02-0565834
(State or Other Jurisdiction of Incorporation)	Commission File Number	(IRS Employer Identification No.)

751 Pine Ridge Road, Golden, Colorado 80403

(Address of principal executive offices)

Registrant’s telephone number, including area code:  (720)-460-3522

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02:	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Termination of Consulting Agreement for Monty Lamirato as Chief Financial Officer

On November 14, 2016, the Company terminated the consulting agreement with Monty Lamirato as Chief Financial Officer of the Company. The Company has engaged an interim Chief Financial Officer, Heidi Anderson, through contract with AVL Growth Partners, LLC, a fractional CFO services company. Ms. Anderson is a Colorado Certified Public Accountant with over 20 years of experience in both public and private accounting across a wide range of industries.

The Company is interviewing candidates for the Chief Financial Officer position with industry and public company experience.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Strategic Environmental & Energy Resources, Inc

Date:	November 18, 2016
By	/s/ J. John Combs III
J. John Combs III
Chief Executive Officer